UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

Soho House & Co Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom	WC2R 1EA
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 20 7851 2300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SHCO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 15, 2025, Soho House & Co. Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EH Parent LLC, a Delaware limited liability company (“Parent”) and an affiliate of The Yucaipa Companies LLC, a Delaware limited liability company (together with its affiliates, “Yucaipa”), and EH MergerSub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. As also previously disclosed, on January 5, 2026, MCR Hospitality Fund IV LP and MCR Hospitality Fund IV QP LP (collectively, “MCR”) informed Yucaipa that it would not be able to fund its $200.0 million closing commitment under its equity commitment letter with Merger Sub (the “Original MCR Commitment”).

On January 13, 2026 and January 14, 2026, the Company, Merger Sub and Soho House Holdings Limited (“Soho House HoldCo”) executed approximately $200.0 million in alternative commitments to fund the closing of the Merger in full, as described below:

•
Merger Sub entered into a new $50.0 million equity commitment letter with Morse Ventures Inc. (“Morse Ventures”), an entity owned by Mr. Tyler Morse, the Chairman and Chief Executive Officer of MCR Investors LLC (the “Morse Commitment”). To support the funding of the Morse Commitment, Morse Ventures has entered into a commitment letter with a third party to provide a secured note facility (the “Third Party Secured Note Facility”), a portion of the proceeds of which will be used to fund the Morse Commitment in full. The Third Party Secured Note Facility is subject to customary diligence and the execution of definitive documentation. MCR has notified the Company that it also will be committing $50.0 million in equity under the Original MCR Commitment, for a total of $100.0 million in equity commitments from Morse Ventures and MCR. Merger Sub and the Company will separately maintain the right to enforce the Original MCR Commitment in full, if necessary.

•
Soho House HoldCo amended and restated its debt commitment letter (the “Amended and Restated Debt Commitment Letter”) with Apollo and the GS Principal Investors (each, as defined in the Company’s definitive proxy statement on Schedule 14A with respect to the Merger (the “Definitive Proxy Statement”) and, together, the “HoldCo Financing Sources”). Pursuant to the Amended and Restated Debt Commitment Letter, and subject to the terms and conditions set forth therein, the HoldCo Financing Sources have committed to increase the aggregate size of Soho House HoldCo’s senior unsecured notes facility from $150.0 million to $220.0 million (the “Upsized HoldCo Facility”). In connection with the Upsized HoldCo Facility, Merger Sub and Apollo Capital Management, L.P. agreed to reduce Apollo Capital Management, L.P.’s existing $50.0 million equity commitment under its equity commitment letter with Merger Sub to $30.0 million.

•
The Company entered into amendments to its existing Rollover and Support Agreements with Broad Street Principal Investments, L.L.C.; West Street Strategic Solutions Fund I, L.P.; West Street Strategic Solutions Fund I-(C), L.P.; WSSS Investments W, LLC; WSSS Investments X, LLC; WSSS Investments I, LLC; WSSS Investments U, LLC; and West Street CT Private Credit Partnership, L.P. (together, the “GS Funds”) and Mr. Richard Caring (the “Rollover Agreement Amendments”). The Rollover Agreement Amendments provide for an additional 1,552,662 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), held by the GS Funds and an additional 37,377 shares of Class A Common Stock and 4,113,833 shares of the Company’s Class B common stock, par value $0.01 per share, held by Mr. Richard Caring to remain outstanding immediately following the consummation of the Merger (the “Additional Rollover Commitment”). The Additional Rollover Commitment reduced the amount of funds required to consummate the Merger by approximately $50.0 million.

Subject to the execution of definitive documentation reflecting the agreed upon terms of these additional equity and debt commitments and the various parties funding their respective commitments, the parties to the Merger Agreement currently intend to close the Merger by late January 2026.

Cautionary Statement Regarding Forward-Looking Statements

This report, the documents to which the Company refers you in this report and information included in oral statements or other written statements made or to be made by the Company or on the Company’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation statements relating to the completion of, and financing for, the Merger. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “future,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “target,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature, but the absence of these words does not mean that the statement is not forward-looking. The Company’s stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including in its most recent filings on Forms 10-K and 10-Q and factors and matters described or incorporated by reference in the Definitive Proxy Statement and the related transaction statement on Schedule 13E-3.

You should read this report and the documents referenced herein with the understanding that the Company’s actual future results, performance and achievements may be materially different from what it expects. The Company qualifies all of its forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this report or the other documents containing them. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHO HOUSE & CO INC.
(Registrant)

/s/ Neil Thomson
Name: Neil Thomson
Title: Chief Financial Officer

Date: January 14, 2026